UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2009

VIEW SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Nevada                                                       000-30178                             59-2928366

(State or other jurisdiction                            (Commission                     (IRS Employer

        of incorporation)                                       File Number)                   Identification No.)

1550 Caton Center Drive, Suite E, Baltimore, MD 21227

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 410-242-8439

________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

       (17 CFR    240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

       (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01.

Changes in Registrant’s Certifying Accountant.

(a)   Previous Independent Auditors:

(i) On May 14, 2009, Davis, Sita & Company, P.A. resigned as our independent accountant engaged as the principal accountant to audit or financial statements.

(ii) Davis, Sita & Company, P.A.’s accountant’s report on the financial statements for either of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles, but with the exception that, in its reports on the Company’s financial statements for the years ended December 31, 2008 and December 31, 2007, Davis, Sita & Company, P.A. reported that the Company’s financial statements have been prepared assuming that the Company will continue as a going concern. As the certifying accountant’s opinion pertained to the year ended December 31, 2008, the reason for this opinion was that the Company has incurred ongoing operating losses and does not currently have financing commitments in place to meet expected cash requirements through 2008. In addition, certain notes payable have come due and the note holders have demanded payment. In the opinion of Davis, Sita & Company, P.A., these conditions raise substantial doubt about the Company’s ability to continue as a going concern.

(iii) In connection with its review of the Company’s financial statements during the Company's two most recent fiscal years and any subsequent interim period preceding its resignation, there have been no disagreements with Davis, Sita & Company, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Davis, Sita & Company, P.A.  would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

(iv) During the two most recent audit periods, and through the date of Davis, Sita & Company, P.A.’s resignation, there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

(v) The Company requested that Davis, Sita & Company, P.A. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as Exhibit 16.1 to this Form 8-K/A.

Item 9.01.

Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
16.1	Letter from Davis, Sita & Company, P.A. to the Securities and Exchange Commission dated June 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

View Systems, Inc. (Registrant)

Date: June 2, 2009

/s/ Gunther Than

Gunther Than, CEO

(Signature)*

 *Print name and title of the signing officer under his signature.